UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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       Date of report (Date of earliest event reported): January 25, 2008

                           ADVANCED BIOPHOTONICS INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-27943                  11-3386214
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


           125 Wilbur Place, Suite 120
                Bohemia, New York                                   11716
    (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (631) 244-8244

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers

On January 25, 2008, Advanced BioPhotonics Inc. (the "Company") furloughed all its officers and employees, including its Chief Executive Officer because the Company had been unsuccessful in its attempts to raise capital and had insufficient funds to continue operations.

Upon notice of those furloughs, Denis O'Connor, the Chief Executive Officer, resigned from his responsibilities as Director and Officer of the Company; and Kevin J. Healy, General Counsel and Secretary; Robert Ellis, Senior Vice President; and Celia Schiffner, Chief Accounting Officer, resigned from their responsibilities as Officers of the Company.

Subsequent to those events, Joseph Casey, Dr. Michael Davis, Jed Schutz and William Wagner resigned as members of the Board of Directors of the Company effective January 25, 2008. Copies of those attached hereto as Exhibit 99.1 through Exhibit 99.5 and are incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

     ( c ) Exhibits

Exhibit Number    Description
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99.1              Joseph Casey's Resignation Letter dated January 25, 2008
99.2              Dr. Michael Davis' Resignation Letter dated January 25, 2008
99.3              Jed Schutz 's Resignation Letter dated January 25, 2008
99.4              William Wagner's Resignation Letter dated January 25, 2008
99.5              Denis A. O'Connor Resignation Letter dated January 25, 2008

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADVANCED BIOPHOTONICS INC.


Date: January 25, 2008                 By: /s/ Denis A. O'Connor
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                                           Denis A. O'Connor
                                           President and Chief Executive Officer

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